Exhibit 10.1

FIRST AMENDMENT AND EXTENSION AGREEMENT
This FIRST AMENDMENT AND EXTENSION AGREEMENT (this “Agreement”) dated as of May 24, 2019 is entered into by and among ONEOK, INC., an Oklahoma corporation (“Borrower”), ONEOK PARTNERS INTERMEDIATE LIMITED PARTNERSHIP, a Delaware limited partnership (“Intermediate Partnership”), and ONEOK PARTNERS, L.P., a Delaware limited partnership (“Partners,” and together with Intermediate Partnership, the “Guarantors”), the undersigned Lenders (the “Consenting Lenders”), and CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).
R E C I T A L S
A.Reference is made to that certain Credit Agreement effective as of April 18, 2017 among Borrower, the Administrative Agent and the Lenders, as modified by that certain Extension Agreement dated as of June 18, 2018 (the “Initial Extension Agreement”), among Borrower, Intermediate Partnership, Partners, the Lenders parties thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.The Initial Extension Agreement extended the Maturity Date from June 30, 2022 to June 30, 2023.
C.Borrower has requested certain amendments to the Credit Agreement and that the Maturity Date be further extended from June 30, 2023 to June 30, 2024 pursuant to Section 2.15 of the Credit Agreement (the “Extension”).
D.Administrative Agent and the Consenting Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement and permit the Extension as provided herein on and as of the Effective Date (as defined below).

NOW, THEREFORE, the parties hereto agree as follows:
1.Consent to Extension. Subject to the satisfaction of the conditions precedent set forth in Paragraph 3 below, each Consenting Lender hereby consents to the Extension, and effective as of the Effective Date, the Maturity Date applicable to each Consenting Lender is June 30, 2024.
2.Amendments to Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:
“LIBOR Successor Rate” has the meaning specified in Section 3.03(b)(iii).
“LIBOR Successor Rate Conforming Changes” has the meaning specified in Section 3.03(c).
“Scheduled Unavailability Date” has the meaning specified in Section 3.03(b)(ii).
(b)    Section 3.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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3.03    Inability to Determine Rates.
(a)If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof, the Administrative Agent determines that (i) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, or (ii) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan, including, without limitation, because LIBOR is not available or published on a current basis and such circumstances are unlikely to be temporary, or (iii) the Administrative Agent or the Required Lenders determine for any reason that the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice.

Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (a)(i) or clause (a)(ii) above, the Administrative Agent, in consultation with the Borrower and the affected Lenders, may establish an alternative interest rate for the impacted Loans, in which case, such alternative rate of interest shall apply with respect to the impacted Loans (unless the Borrower elects to maintain the impacted Loans as Base Rate Loans) until (1) the Administrative Agent revokes the notice delivered with respect to the impacted Loans under clause (a)(i) or clause (a)(ii) above, (2) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the impacted Loans, or (3) as to any Lender, such Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof.
(b)If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof, Administrative Agent determines (which determination will be conclusive absent manifest error), or the Borrower or the Required Lenders notify Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:
(i)adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan including, without limitation, because LIBOR is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)the administrator of LIBOR or a Governmental Authority having jurisdiction over Administrative Agent has made a public statement identifying a specific

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date after which LIBOR will no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”); then
(iii)reasonably promptly after such determination by Administrative Agent or receipt by Administrative Agent of such notice, as applicable, Administrative Agent and Borrower may amend this Agreement to replace the Eurodollar Rate with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then-existing convention for similar U.S. Dollar-denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes (as defined below) and any such amendment will become effective at 5:00 p.m. (New York time) on the fifth (5th) Business Day after Administrative Agent has posted such proposed amendment to all Lenders and Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to Administrative Agent written notice that such Required Lenders do not accept such amendment; and
(iv)if no LIBOR Successor Rate has been determined and the circumstances under clause (b)(i) above exist, the Scheduled Unavailability Date has occurred (as applicable), then Administrative Agent will promptly so notify the Borrower and each Lender; and
(v)thereafter, (A) the obligation of the Lenders to make or maintain Eurodollar Rate Loans will be suspended, (to the extent of the impacted Eurodollar Rate Loans or Interest Periods), and (B) the Eurodollar Rate component will no longer be utilized in determining the Base Rate.
(c)“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as Administrative Agent determines in consultation with Borrower).
(d)Upon receipt of any such notice under clause (a) or clause (b)(v) above, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the impacted Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (except that the Eurodollar Rate component will no longer be utilized in determining the Base Rate for any such Loans) in the amount specified therein.
(e)Notwithstanding anything else herein, any definition of LIBOR Successor Rate will provide that in no event may such LIBOR Successor Rate be less than zero for purposes of this Agreement.
3.Conditions Precedent to Effectiveness. This Agreement and the Extension shall be effective as of the first date (the “Effective Date”) that the Administrative Agent shall have received each

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of the following: (a) counterparts of this Agreement, executed by Borrower, the Guarantors, and the Required Lenders (inclusive of Lenders holding more than 50% of the Aggregate Commitments (calculated in accordance with Section 2.15 of the Credit Agreement)), (b) a certificate of Borrower dated as of the date hereof containing the certifications required by Section 2.15(f)(i) of the Credit Agreement, and (c) a fee in the amount separately agreed by Borrower, for the account of each Consenting Lender.
4.Affirmation and Ratification. Borrower and the Guarantors each hereby (a) ratifies and affirms each Loan Document to which it is a party (as modified by this Agreement and the Extension), (b) agrees that all of its obligations and covenants under each Loan Document to which it is a party shall remain unimpaired by the execution and delivery of this Agreement and the other documents and instruments executed in connection herewith, and (c) agrees that each Loan Document to which it is a party (as modified by this Agreement and the Extension) shall remain in full force and effect. In furtherance and not in limitation of the foregoing, each Guarantor hereby consents to this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Lenders (including the Swing Line Lenders) or the L/C Issuers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. This Agreement is a Loan Document.
5.Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; and (b) this Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manual executed counterpart.
6.GOVERNING LAW; WAIVER OF RIGHT TO TRIAL BY JURY. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.15(a) AND 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MTANDIS.
7.ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEM THE PARTIES.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ONEOK, INC.
By:	/s/ Walter S. Hulse III
Name:	Walter S. Hulse III
Title:	Chief Financial Officer, Treasurer and Executive Vice President, Strategic Planning and Corporate Affairs

ONEOK PARTNERS, L.P.
By:	ONEOK Partners GP, L.L.C., its sole general partner

By:	/s/ Walter S. Hulse III
Name:	Walter S. Hulse III
Title:	Chief Financial Officer, Treasurer and Executive Vice President, Strategic Planning and Corporate Affairs

ONEOK PARTNERS INTERMEDIATE LIMITED PARTNERSHIP
By:	ONEOK ILP GP, L.L.C., its sole general partner

By:	/s/ Walter S. Hulse III
Name:	Walter S. Hulse III
Title:	Chief Financial Officer, Treasurer and Executive Vice President, Strategic Planning and Corporate Affairs

Signature Page
to First Amendment and Extension Agreement

CITIBANK, N.A., as Administrative Agent

By:	/s/ Maureen P. Maroney
	Name: Title:	Maureen P. Maroney Vice President

Signature Page
to First Amendment and Extension Agreement

CITIBANK, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Maureen P. Maroney
	Name: Title:	Maureen P. Maroney Vice President

Signature Page
to First Amendment and Extension Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Kimberly Miller
	Name: Title:	Kimberly Miller Vice President

Signature Page
to First Amendment and Extension Agreement

BARCLAYS BANK PLC, as a Lender and L/C Issuer

By:	/s/ Sydney G. Dennis
	Name: Title:	Sydney G. Dennis Director

Signature Page
to First Amendment and Extension Agreement

JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer

By:	/s/ Darren Vanek
	Name: Title:	Darren Vanek Authorized Officer

Signature Page
to First Amendment and Extension Agreement

MIZUHO BANK, LTD., as a Lender and L/C Issuer

By:	/s/ Donna DeMagistris
	Name: Title:	Donna DeMagistris Authorized Signatory

Signature Page
to First Amendment and Extension Agreement

MORGAN STANLEY BANK, N.A., as a Lender and L/C Issuer

By:	/s/ Michael King
	Name: Title:	Michael King Authorized Signatory

Signature Page
to First Amendment and Extension Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:	/s/ Nathan Starr
	Name: Title:	Nathan Starr Director

Signature Page
to First Amendment and Extension Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
	Name: Title:	Nupur Kumar Authorized Signatory

By:	/s/ Marc Zihlmann
	Name: Title:	Marc Zihlmann Authorized Signatory

Signature Page
to First Amendment and Extension Agreement

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH as a Lender

By:	/s/ Joe Lattanzi
	Name: Title:	Joe Lattanzi Managing Director

Signature Page
to First Amendment and Extension Agreement

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Peter Kuo
	Name: Title:	Peter Kuo Authorized Signatory

Signature Page
to First Amendment and Extension Agreement

BRANCH BANKING & TRUST COMPANY, as a Lender

By:	/s/ Lincoln LaCour
	Name: Title:	Lincoln LaCour Vice President

Signature Page
to First Amendment and Extension Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
	Name: Title:	Ming K. Chu Director

By:	/s/ Virginia Cosenza
	Name: Title:	Virginia Cosenza Vice President

Signature Page
to First Amendment and Extension Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ryan Durkin
	Name: Title:	Ryan Durkin Authorized Signatory

Signature Page
to First Amendment and Extension Agreement

MUFG BANK, Ltd., as a Lender

By:	/s/ Anastasiya Bykov
	Name: Title:	Anastasiya Bykov Authorized Signatory

Signature Page
to First Amendment and Extension Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel Scherling
	Name: Title:	Daniel Scherling Assistant Vice President

Signature Page
to First Amendment and Extension Agreement

REGIONS BANK, as a Lender

By:	/s/ Jerry Wells
	Name: Title:	Jerry Wells Director

Signature Page
to First Amendment and Extension Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason York
	Name: Title:	Jason York Authorized Signatory

Signature Page
to First Amendment and Extension Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Michael Maguire
	Name: Title:	Michael Maguire Executive Director

Signature Page
to First Amendment and Extension Agreement

U.S BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Prigge
	Name: Title:	John Prigge Senior Vice President

Signature Page
to First Amendment and Extension Agreement

BOKF NA, DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ J.Nick Cooper
J. Nick Cooper Senior Vice President

Signature Page
to First Amendment and Extension Agreement

ARVEST BANK, as a Lender

By:	/s/ David Nickel
	Name: Title:	David Nickel EVP, Loan Manager

Signature Page
to First Amendment and Extension Agreement